                                                                   Exhibit 10.jj

                       THIRD AMENDMENT TO LOAN AGREEMENT

          THIS THIRD AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made as of
                                                       ---------
October 31, 1996 by and among LOJACK CORPORATION, a Massachusetts corporation (the "Parent"), and its wholly-owned subsidiaries, LOJACK INTERNATIONAL
      ------
CORPORATION, a Delaware corporation ("LIC"), formerly known as LoJack Midwest
                                      ---
Corporation (and the successor by merger to CarSearch Corporation), which was formerly a party to the Loan Agreement referred to below), LOJACK OF NEW JERSEY CORPORATION, a Delaware corporation ("LONJ"), RECOVERY SYSTEMS, INC., a Florida
                                      ----
corporation ("RSI"), LOJACK HOLDINGS CORPORATION, a Massachusetts corporation
              ---
("Holdings", with the Parent, LIC, LONJ, and RSI being collectively referred to
----------
herein as the "Original Borrowers"); by execution of the Joinder attached
               ------------------
hereto, LOJACK VENTURE CORPORATION, a Massachusetts corporation ("LVC" and,
                                                                  ---
together with the Original Borrowers, the "Borrowers") and THE FIRST NATIONAL
                                           ---------
BANK OF BOSTON (the "Lender").
                     ------

                                    RECITALS
                                    --------

          A. The Lender and the Original Borrowers are parties to a Loan Agreement dated as of December 10, 1993, as amended as of October 11, 1994, as amended February 20, 1996 (as so amended, the "Loan Agreement"). Capitalized
                                               --------------
terms used herein without definition have the meanings assigned to them in the Loan Agreement; and

          B. Since the execution of the Loan Agreement, the Parent has formed a new subsidiary, LoJack Venture Corporation, without obtaining the consent of the Lender, as required in the Loan Agreement, for the purpose of engaging in joint ventures designed to develop, exploit and market vehicle recovery and automobile security related technology; and

          C. Since the execution of the Loan Agreement, the Parent has caused LVC to enter into a joint venture agreement with Micrologic, Inc. (the "Venture") pursuant to which LVC purchased a 50% interest in the Venture without
 -------
obtaining the consent of the Lender, as required under the Loan Agreement; and

          D. The Original Borrowers wish to amend the Loan Agreement (i) to add LVC as a "Borrower" thereunder and waive the default caused by Borrower in forming a new subsidiary without attaining the prior consent of the Lender; (ii) to waive the default caused by LVC in connection with its 50% investment in the Venture without first obtaining the Lender's consent; (iii) to convert the Revolving Credit and Term Loan evidenced under the Amended and Restated Revolving Credit and Term Note (the "Note") to an unsecured facility; and (iv)
                                     ----
to amend certain financial and other covenants all as hereinafter set forth; and

          E. Subject to certain terms and conditions, the Lender is willing to agree to such amendments as hereinafter set forth.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.   Amendments to Loan Agreement.
     ----------------------------

     A.   Amendment to Definitions in Loan Agreement.
          ------------------------------------------

          1.   The definition of "Borrowers" in Section 1 of the Loan Agreement
                                  ---------
               is amended in its entirety to read as follows:

               Borrowers:  LoJack Corporation, LoJack International Corporation,
               ---------
               LoJack of New Jersey Corporation, Recovery Systems, Inc., LoJack Holdings Corporation and LoJack Venture Corporation.

          2. In addition, the following new definition is added to Section 1 of the Loan Agreement:

               LVC:  LoJack Venture Corporation, a Massachusetts corporation,
               ---
               and the Parent's wholly-owned subsidiary.

     B.   Security.  Section 2.7 and any other relevant provisions and related
          --------
references are deleted or amended to provide that the Lender will not require the grant of security interests in or liens on any of the Borrowers' assets to secure the Note.

II.  Waivers.  The Lender hereby agrees to waive:
     -------

     A. The Event of Default which occurred as of April 24, 1996 because the Parent formed a new subsidiary, LoJack Venture Corporation, a Massachusetts corporation, without first obtaining Lender's consent in accordance with Section
7.7 of the Loan Agreement; and

     B. The Event of Default which occurred as of December 1, 1996 because the Parent caused its wholly-owned subsidiary, LVC, to invest in 50% of the Venture, without first obtaining Lender's consent in accordance with Section 7.7 of the Loan Agreement.

     The foregoing waivers are limited to their express terms and shall not be deemed to be waivers of any other Event of Default (including, without limitation, any other default of the Borrowers' obligations under Section 7.7 of the Loan Agreement), which may have existed on or prior to the date hereof or which may hereafter arise. Further, the granting of this waiver shall not be construed as a continuing waiver or waiver of any other Event of Default under the Loan Agreement, or any other documents executed in connection therewith.

III. Certain Representations.  As a material inducement to the Bank to enter
     -----------------------
into this Amendment, each of the Borrowers hereby represents and warrants to the Bank (which representations and warranties shall survive the delivery of this Amendment), after giving effect to this Amendment, as follows:

     A. The execution and delivery of this Amendment has been duly authorized by all requisite corporate action on the part of each Borrower.

     B. The representations and warranties contained in Section 4 of the Loan Agreement, as amended by this Amendment are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date or except to the extent variations therefrom have been permitted under the terms of the Loan Agreement or otherwise in writing by the Lender). No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of any Borrower from that disclosed in the financial statements most recently furnished to the Bank. No Event of Default has occurred and is continuing.

     C. The Borrowers are not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with this Amendment.

     D. The execution and delivery of this Amendment and performance by each Borrower of its respective obligations hereunder have been duly authorized by all requisite corporate action and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, the corporate charter and/or by-laws of each Borrower, or any indenture, agreement or other instrument to which any Borrower is a party, or by which any Borrower is bound.

     E. This Amendment and the Note constitutes the legal, valid and binding obligation of each Borrower, enforceable against each of them in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

IV.  Conditions.  The willingness of the Lender to agree to the foregoing is
     ----------
subject to the following conditions:

     A. Each Borrower shall have executed and delivered to Lender (or shall have caused to be executed and delivered to Lender) the following:

         1.  This Amendment, including the Joinder to the Loan Agreement;

         2. The Note in the form of the new Exhibit 2.1 to the Loan Agreement (in exchange for the cancellation of the Amended and Restated Revolving Credit and Term Note dated February 20, 1996).

         3. True and complete copies of all required stockholders' and directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment and such other documents as may be necessary, certified by a duly authorized officer of the appropriate Borrowers; and

         4. Such other supporting documents and certificates as the Lender or its counsel may reasonably request.

     B. The Borrowers shall have paid to the Lender all outstanding legal fees and disbursements of the Lender's counsel;

     C. All legal matters relating to this Amendment shall be satisfactory to the Lender and its counsel.

V.   Exhibits.  Exhibit 2.1 to the Loan Agreement is deleted and the attached
     --------   -----------
Exhibit 2.1 is substituted therefor.
-----------

VI.  Effect of Amendment.  This Amendment constitutes an amendment to and
     -------------------
modification of the Loan Agreement and each of the Loan Documents. Each reference in the Loan Agreement and the other Security Documents to the "Loan Agreement", "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

VII. Miscellaneous.
     -------------

     A. After the execution of this Amendment, the Lender, with the cooperation of the Borrowers and at the Borrowers' expense, will promptly take all actions necessary to cause the release of all liens of the Lender on the Borrowers' assets and properties.

     B. As provided in the Loan Agreement, the Borrowers jointly and severally agree to reimburse the Lender upon demand for all reasonable out-of-pocket costs and expenses of Lender, including all reasonable fees and disbursements of counsel to the Bank incurred in connection with the preparation of this Amendment, any releases, UCC-3 Termination Statements and any other agreements, instruments and documents executed pursuant hereto.

     B. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.

     D. The obligations of the Borrowers under this Amendment shall be joint and several in nature.

     IN WITNESS WHEREOF, the Lender and the Original Borrowers have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

                                    LOJACK CORPORATION



                                    By: /s/ Joseph F. Abely
                                       -----------------------------------------
                                       Name:  Joseph F. Abely
                                            ------------------------------------
                                       Title:  President
                                             -----------------------------------


                                    LOJACK INTERNATIONAL CORPORATION



                                    By:  /s/ Joseph F. Abely
                                       -----------------------------------------
                                       Name:  Joseph F. Abely
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                    LOJACK OF NEW JERSEY CORPORATION



                                    By:  /s/ Joseph F. Abely
                                       -----------------------------------------
                                       Name:  Joseph F. Abely
                                            ------------------------------------
                                       Title:  President
                                             -----------------------------------


                                    RECOVERY SYSTEMS, INC.



                                    By:  /s/ Joseph F. Abely
                                       -----------------------------------------
                                       Name:  Joseph F. Abely
                                            ------------------------------------
                                       Title:  President
                                             -----------------------------------


                                    LOJACK HOLDINGS CORPORATION



                                    By:  /s/ Joseph F. Abely
                                       -----------------------------------------
                                       Name:  Joseph F. Abely
                                            ------------------------------------
                                       Title:  President
                                             -----------------------------------

                                    THE FIRST NATIONAL BANK OF BOSTON



                                    By:  /s/ Patricia K. Conry
                                       -----------------------------------------
                                       Name:  Patricia K. Conry
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

                           JOINDER TO LOAN AGREEMENT
                           -------------------------


The undersigned, by its execution hereof, hereby becomes a party to, and agrees to be bound by, the Loan Agreement dated as of December 10, 1993, as amended October 11, 1994, February 20, 1996 and October 31, 1996 (as amended, the "Loan
                                                                           ----
Agreement"), among The First National Bank of Boston, LoJack Corporation, LoJack
---------
International Corporation, LoJack of New Jersey Corporation, Recovery System, Inc., and LoJack Holdings Corporation, and shall have all of the rights and obligations of a "Borrower" under the Loan Agreement.

     Executed as a sealed instrument as of October 31, 1996.


                                      LOJACK VENTURE CORPORATION



                                      By:  /s/ Joseph F. Abely
                                         ---------------------------------------
                                         Name:  Joseph F. Abely
                                              ----------------------------------
                                         Title:  President
                                               ---------------------------------